EXHIBIT 10.10


                                   Law Offices
                            BECKER & POLIAKOFF, P.A.
                                  [Letterhead]

                                                     October 22, 1998

The Ultimate Software Group, Ltd.
c/o Scott Scherr, President
3111 Stirling Road, Suite C
Fort Lauderdale, Florida 33312

RE:      Extension of Sub-lease of Suite B (4,773 sq.ft.) with
         Becker & Poliakoff, P.A.

Dear Scott:

         Please be advised that, effective January 1, 1999, the monthly rental for Suite B will be $8,352.00 per month, plus applicable sales taxes. Your current rent is $7,700.00 per month. The lease is month to month, provided, however, that you must give sixty (60) days notice prior to termination of same.

         Please advise if there are any questions.

                                                     Very truly yours,

                                                     /s/ Gary A. Poliakoff

                                                     GARY A. POLIAKOFF, J.D.

GAP/cas

cc:      Gilma Moreno
         Peg Myers

                           GARY A. POLIAKOFF, TRUSTEE
                                  P.O. BOX 9057
                            FORT LAUDERDALE, FL 33310
                                 (305) 987-7550

                                                     October 22, 1998

THE ULTIMATE SOFTWARE GROUP, LTD.
c/o Scott Scherr, President
3111 Stirling Road, Suite C
Fort Lauderdale, Florida 33312

RE:      Extension of Expiring Lease

Dear Scott:

         As you are aware, your current lease expires on December 31, 1998. As an accommodation to you, I extended your initial lease, which expired in 1996 and then in 1997, with only a nominal increase, based upon the assumption that you were moving out at the end of 1997 and then 1998. The problem I have is that the rental rate you are paying, $15.67 sq.ft. (gross), is grossly below the market. Your uncertainty as to when you will be able to move into your new building is causing a problem insofar as my ability to lease the building. Accordingly, it will be necessary to increase the rent to the market rate, which is $21.00 sq.ft. (gross) or $21,875.00 per month, plus sales taxes, and extend same for an additional period of one year, granting you the right to cancel same after six (6) months, with ninety days' notice. In other words, if you desire to cancel by June 30, 1999, you must notify me by March 30, 1999. If you notify me on April 30, 1999, you will be obligated through July 30, 1999. Any notice must be given through the end of a given month.

         Please call to discuss this matter.

                                                     Very truly yours,

                                                     /s/ Gary A. Poliakoff

                                                     GARY A. POLIAKOFF, J.D.

GAP/cas

                           GARY A. POLIAKOFF, TRUSTEE
                                  P.O. BOX 9057
                            FORT LAUDERDALE, FL 33310
                                 (305) 987-7550

                                                     November 20, 1998

Via Hand-Delivery
THE ULTIMATE SOFTWARE GROUP
c/o Scott Scherr, President
3111 Stirling Road, Suite C
Fort Lauderdale, Florida 33312-6525

RE:      Extension of Lease

Dear Scott:

         By correspondence of October 22, 1998, I advised of a slight adjustment in your rent during the extension of your lease into 1999. However, most importantly, I advised that the initial term would be six (6) months, with a right to cancel after six months upon ninety (90) days notice. Subsequently, you advised that your new building will be completed by the end of April 1999. Accordingly, I am prepared to extend your lease for a period of 120 days, with a right to cancel thereafter on sixty days notice. In other words, the minimum commitment is four (4) months; however, you can stay longer, as long as I have a minimum of sixty (60) days notice before you move out. Thus, if you find you can be out by the end of April, you need to advise me by the end of February. If you will not be out until the end of May, you need to advise me by the end of March.

         If this is acceptable to you, kindly sign and return an original of this letter to my attention.

                                                     Very truly yours,

                                                     /s/ Gary A. Poliakoff

                                                     GARY A. POLIAKOFF, J.D.

GAP/cas

The above-noted terms and conditions for an extension of the expiring lease is hereby agreed to, at a monthly rental of $21,875.00 per month, plus sales tax.

                               THE ULTIMATE SOFTWARE GROUP, INC.

                               By  /S/ MITCHELL K. DAUERMAN

                               Mitchell K. Dauerman, Chief Financial Officer